AdvanceDesigns Variable Annuity
AdvanceDesigns Variable Annuity (New York)
AdvisorDesigns Variable Annuity
AdvisorDesigns Variable Annuity (New York)
AEA Valuebuilder Variable Annuity
EliteDesigns Variable Annuity
EliteDesigns Variable Annuity (New York)
NEA Valuebuilder Variable Annuity
NEA Valuebuilder Retirement Income Director Variable Annuity

Scarborough Variable Annuity
SecureDesigns Variable Annuity
SecureDesigns Variable Annuity (New York)
Security Benefit Advisor Variable Annuity
Variflex Variable Annuity
Variflex LS Variable Annuity
T. Rowe Price Immediate Variable Annuity
T. Rowe Price Variable Annuity
T. Rowe Price Variable Annuity (New York)

SECURITY BENEFIT LIFE INSURANCE COMPANY
SBL VARIABLE ANNUITY ACCOUNT VIII
SBL VARIABLE ANNUITY ACCOUNT XI
SBL VARIABLE ANNUITY ACCOUNT XIV
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
VARIFLEX SEPARATE ACCOUNT

FIRST SECURITY BENEFIT LIFE INSURANCE
AND ANNUITY COMPANY OF NEW YORK
VARIABLE ANNUITY ACCOUNT A
VARIABLE ANNUITY ACCOUNT B
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY
BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUPPLEMENT DATED FEBRUARY 16, 2010
TO THE
PROSPECTUSES DATED MAY 1, 2009

This supplement describes a proposed transaction affecting Security Benefit Life Insurance Company (“SBL”) and First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”), Security Benefit Corporation (“SBC”), which is the direct parent company of SBL and FSBL, and Security Benefit Mutual Holding Company (“SBMHC”), which is the parent company of SBC and the ultimate parent company of SBL and FSBL.

Purchase Transaction.  On February 15, 2010, SBMHC and certain affiliates entered into definitive agreements with an investor group led by Guggenheim Partners, LLC, which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision.  Pursuant to this agreement, a special purpose vehicle owned by the investor group and managed by an affiliate of Guggenheim Partners LLC (the “Investors”) would receive a 100% ownership stake in SBC and consequently acquire control of SBL and FSBL in a proposed purchase transaction (“Purchase Transaction”).  The Purchase Transaction’s closing is expected to take place on or about May 31, 2010, although it is subject to various conditions, including regulatory approvals, and may be delayed or even terminated due to unforeseen circumstances.

After the Purchase Transaction’s closing, SBL and FSBL would each remain a direct wholly-owned subsidiary of SBC, and SBC would become a direct wholly-owned subsidiary of the Investors.

Demutualization.  As of the date of this supplement, all SBL contract owners hold membership interests in SBMHC, a mutual holding company.  The Purchase Transaction, if effected, would be accompanied by the demutualization of SBMHC, pursuant to which eligible SBL contract owners would receive, subject to certain creditor claims that might be made against SBMHC, cash payments or policy credits (depending on their specific circumstances) in connection with the extinguishment of their SBMHC membership interests. The amount of such cash payment or policy credit is expected to be up to approximately $100 per SBL contract owner. Upon funding for or distribution of the cash payments or policy credits to its members, SBMHC would be liquidated as part of the demutualization.

Eligible SBL contract owners whose contracts were issued in connection with a qualified plan may not receive such amounts if SBL does not timely receive from the Department of Labor and Internal Revenue Service certain rulings to avoid potential adverse tax consequences to those contracts owners.  SBL expects to effect the demutualization and extinguish the membership interests even if it does not yet have the desired rulings and hold in trust any amounts due those contract owners.  If SBL has not received the rulings by December 31, 2010, the amounts will be retained in the general account of SBL and will not be paid.

The Purchase Transaction has been approved by the SBMHC Board of Directors and is subject to regulatory approval and approval by eligible SBL contract owners to the extent required by applicable law.  Under Kansas law, owners of SBL contracts that are in force on the date that the plan of demutualization associated with the Purchase Transaction is adopted by SBMHC’s Board of Directors will generally be eligible to vote on the demutualization and to receive consideration in the demutualization. The SBMHC Board has approved the submission of a draft plan of demutualization to the Kansas Insurance Department for review and comment in accordance with the insurance laws of the State of Kansas and is expected to approve a final plan of demutualization promptly following review and comment by the Department.  Owners of SBL contracts entitled to vote on the demutualization will then receive an information statement regarding the transaction and notice of a hearing on the demutualization to be conducted by the Commissioner of Insurance of the State of Kansas.  Such contract owners will be requested to vote on the demutualization either in person or by proxy.  FSBL contract owners do not hold membership interests in SBMHC, and thus are not eligible to vote on the demutualization or receive consideration in the demutualization.  Completion of the demutualization is a condition to closing of the Purchase Transaction.

The demutualization would not result in any changes to the terms of the contracts issued by SBL or FSBL.  For example, the demutualization would not affect your contract premiums, and it would not reduce your contract benefits.  All premiums and contract benefits would continue to be governed by the terms of your contract and by applicable law.

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This supplement should be retained with your Prospectus for future reference.  If you have any questions, please contact 1-800-888-2461 or your registered representative.